UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Cano Health, Inc.

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Transforming Healthcare and Unlocking Long-Term Value for ALL Shareholders Your Vote Is Important Vote “FOR” Cano Health’s Highly-Qualified, Independent Directors and The Proposed Reverse Stock Split on The WHITE Proxy Card Today

Cano Health’s Board And Management Are Executing A CLEAR ACTION PLAN to Realize The Platform’s Full Potential and Drive Value For ALL Shareholders 1 2 Sharpening Focus Unlocking Embedded On Medicare Advantage Medical Center Profitability Prioritizing differentiated Leveraging scale and MA-focused medical density in local markets centers and conducting a to grow membership process to divest certain and fill existing medical non-core assets center capacity 3 4 5 Streamlining Strengthening Optimizing Management Operations Cash Flow and Governance Consolidating medical Consistent profitability Enhancing accountability centers, prioritizing high- and increased cash flow and productivity performing affiliate with further enhancements contracts, and standardizing from non-core asset payor agreements sale proceeds By Contrast: The Former Director Group Has NO PLAN For Long-Term Value Creation – Only Furthering Their Own Short-Term Agenda • Singularly focused on dismantling Cano Health’s platform and selling it for parts • Selectively criticizing past decisions that they themselves architected, 6 advocated and approved • Conducting a disruptive and misleading campaign intended only to serve their own short-term interests Cano Health Is At A Pivotal Moment In Our Trajectory – Now Is Not The Time To Disrupt The Board and Management’s Value Creation Plan

Vote The WHITE Proxy Card Today “FOR” Re-Election of Two Independent Directors With Highly Relevant Experience and Demonstrated Track Records of Driving Shareholder Value Dr.Alan Muney Kim Rivera • Decades of experience as a physician and • Leadership experience at multiple Fortune healthcare business executive, with a track 500 companies in the healthcare and record of implementing innovative care technology sectors solutions while improving outcomes and reducing costs • Brings extensive legal acumen and knowledge of strategic planning processes, • Brings unique insight on operations, quality corporate governance, and compliance of care, payor relationships, and growth and profitability strategy COMPANY ROLE(S) TSR VS. S&P 500 COMPANY ROLE(S) TSR VS. S&P 500 Chief Medical Officer Independent Director 189% 57%(1) (2011 – 2018) (2019 – present) Chief Legal Officer/GC/ Chief Medical Officer 224% Special Advisor to CEO 76% (1998 – 2004(1)) (2015 – 2021) (1) Oxford was acquired by United Healthcare in 2004; Dr. Muney stayed on as Chief Medical Officer of the Northeast region until 2008 Chief Legal Officer/GC/ Corporate Secretary 53% (2010—2015) (1) Calculated through 5/23/23 Vote The WHITE Proxy Card Today “FOR” The Company’s Reverse Stock Split Proposal That: 3Serves the best interests of all shareholders 3Ensures continued compliance with NYSE listing requirements

Your Vote Is Important, No Matter How Many Shares You Own. Please vote your shares today by telephone or internet. If you have any questions or need assistance with voting your WHITE proxy card please call: 1407 Broadway, 27th Floor, New York, NY 10018 proxy@mackenziepartners.com (212) 929-5500 or TOLL-FREE (800) 322-2885 View our proxy materials: www.viewourmaterial.com/CANO Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import, including, without limitation, (i) our plans to improve our cost structure, improve operating cash flow, and simplify and optimize our business model and our expectations that as we continue to execute on our action plan, our earnings trajectory we believe will improve and accelerate and to continue our disciplined growth trajectory throughout 2023, and remain squarely focused on near-term execution to achieve long-term sustainable growth and profitability and build long-term value; (ii) based on the historic performance of our more established medical centers, our plans to unlock substantial embedded profitability as our medical centers continue to mature; (iii) our belief that with a track record of industry-leading clinical outcomes and patient engagement, we are uniquely positioned to capture additional share of a compelling market opportunity and help patients live longer and healthier lives; (iv) our plans to accelerate our path to positive free cash flow to reduce long-term debt and leverage ratios, as part of our long-term capital management strategy; (v) our plans to pursue the divestiture of certain non-core assets to strengthen our focus on our high-performing Medicare Advantage business; (vi) our financial guidance for 2023; and (vii) our plans to implement the reverse stock split. These forward-looking statements are based on information available to us at the time of this document and our current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based on many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known or unknown factors, and it is impossible for us to anticipate all factors that could affect our actual results. It is uncertain whether any of the events anticipated by our forward-looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in our forward-looking statements include, among others, changes in market or industry conditions, changes in the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; developments and uncertainties related to the Direct Contracting Entity program; our ability to realize expected financial results, including with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to grow market share in existing markets and continue our growth; our ability to integrate our acquisitions and achieve desired synergies; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our Board of Directors; and/or our ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, the risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023, as amended by our Annual Report on Form 10-K/A, filed with the SEC on April 7, 2023 (the “2022 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or expect to file with the SEC during 2023 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ ir-home), as well as reasons including, without limitation, delays or difficulties in, and/or unexpected or less than anticipated results from our efforts to: (i) achieve growth, improve our cost structure, improve our operating cash flow, and simplify and optimize our business model, as well as improve and accelerate our earnings trajectory, achieve sustainable profitability, and/or accelerate our path to positive free cash flow, such as due to higher interest rates, higher than expected costs and/or greater than anticipated competitive factors; (ii) unlock substantial embedded profitability from our medical centers, such as due to lower than expected patient utilization rates and/or higher than expected operating costs; (iii) capture additional market share, such as due to higher than expected competition for our patients services; (iv) achieve free cash flow and/or reduce our long-term debt and leverage ratios, whether due to unexpected demands on our cash resources and/or lower than expected revenues; (v) evaluate and/or consummate any asset dispositions, such as due to tightness in the credit markets and/or M&A markets; (vi) achieve our financial guidance for 2023, such as due to a broad recessionary economic environment, less than anticipated utilization of our medical centers and/or access to less than anticipated sources of liquidity; and/or (vii) our delays or other developments that may result in our not consummating the reverse stock split. For a detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our risk factor disclosure included in our filings with the SEC, including, without limitation, our 2022 Form 10-K. Investors should evaluate all forward-looking statements made in this document in the context of these risks and uncertainties. Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this document. Additionally, the business and financial materials and any other statement or disclosure on or made available through our websites or other websites referenced herein shall not be incorporated by reference into this document. Important Additional Information and Where to Find It Cano Health, Inc. has filed a definitive proxy (the “Definitive Proxy Statement”) statement containing a form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2023 annual meeting of shareholders (the “2023 Annual Meeting”). SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement, any amendments or supplements thereto and any other documents (including the proxy card) filed by the Company with the SEC in connection with the 2023 Annual Meeting at the SEC’s websFFite (http://www.sec.gov) or at the Company’s website https://investors.canohealth.com/ or by contacting Mackenzie Partners, Inc. by phone at (800) 322-2885 (toll free) or (212) 929-5500 (collect) or by email at proxy@mackenziepartners.com. Certain Information Regarding Participants The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the 2023 Annual Meeting. Additional information regarding the identity of these potential participants, none of whom, other than Dr. Marlow Hernandez, Dr. Richard Aguilar, Angel Morales and Solomon D. Trujillo, own in excess of 1% of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Definitive Proxy Statement and other materials to be filed with the SEC in connection with the 2023 Annual Meeting. Information relating to the foregoing can also be found in the Company’s Definitive Proxy Statement, filed with the SEC on May 19, 2023. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the Definitive Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.